The
                                   Henssler
                                    Equity
                                     Fund

                              SEMI-ANNUAL REPORT
                               October 31, 1998

                           The Henssler Equity Fund
                      1281 Kennestone Circle, Suite 100
                           Marietta, Georgia 30066

                                1-800-936-3863

                               www.henssler.com

December 17, 1998

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund ("The Fund"). After many headaches and long hours of preparation, we were delighted to launch The Fund on June 8, 1998.

We are pleased to report that The Fund has performed well since its inception, particularly when compared to various major indices. Officially, The Fund's Net Asset Value (NAV) decreased to $9.96, or 0.40%, as of October 31, 1998, from the initial price of $10.00. This compares favorably to the S&P 500, which showed a decline of 0.96% and the Dow Jones Industrial Average, which declined 4.57%, each for the same period. (Both comparisons include reinvestment of dividends for the indices.)

Since all of our shareholders are new to the Fund, we thought it would be helpful to provide you with some background information on our investment philosophy. The investment strategy we follow is similar to the strategy that our affiliate, G.W. Henssler & Associates, Ltd. ("GWH") has used as separate account managers since 1993.

Our criteria for investments includes companies that are rated, the vast majority of the time, in the top three categories for financial strength as rated by Standard & Poor's and the Value Line Investment Survey. This limits the universe of stocks considered for inclusion in The Fund to approximately 700 companies. As of October 31, 1998, The Fund's portfolio holds approximately 65 stocks. We believe the financial strength of each of these companies indicates that they will perform well under current economic conditions.

We hope that you will view your investment in The Fund as a long-term investment. When we manage separate accounts at GWH, we tell our clients that they should not have any money invested in the stock market that they will need within the next ten (10) years. This philosophy should enable an investor to ride out any downturn in the stock market, without having to sell any of their positions when the market is down. As an investor in The Fund, we hope that you will follow this same philosophy.

The market has been very volatile since we started The Fund, and that has affected The Fund's performance. The NAV for The Fund started at $10.00 per share, and declined to a low of $8.49 per share on October 8th, before rebounding to $9.96 per share by the end of October. Volatility is something we all have to accept by being an investor in the stock market, but long-term investors expect to earn higher returns over long periods when investing in stocks rather than bonds or money market funds, which historically have a lower return.

Of course, market volatility is not always a bad thing! We were able to take advantage of the lower stock prices at the beginning of October to add to our positions in companies such as MBNA Corp., Applied Materials, Inc., and Cisco Systems, Inc. We believe these companies, because of their outstanding growth prospects, offered excellent value when their prices recently declined. Remember, it is important for the stock market to be higher in valuation when you are ready to sell your positions, rather than when you add to your positions. This is why we are not concerned when the market declines in value. We view this as a buying opportunity.

We firmly believe in managing money in the most tax-efficient manner possible. Two of the highest expenses incurred by investors in mutual funds are taxable income (in the form of capital gains and dividends) and expenses that result from high portfolio turnover (i.e., frequent stock trading). When capital gains and dividends are earned they become a detriment to an investor's real returns when taking into account money paid for taxes. The turnover harms an investor's returns due to the transaction costs involved. Although portfolio turnover and capital gains considerations do not limit our investment choices, we nevertheless try to minimize turnover, and offset capital gains with capital losses whenever possible. This strategy is designed to make The Fund as tax-efficient as possible for the investor.

It has been reported in various publications that several large mutual funds will distribute more than 20% of their Net Asset Value (NAV) to their shareholders by 1998 year-end. If an investor holds that investment in a taxable account, the "real return" will be dramatically less than the nominal return. We believe this issue will only become more significant to investors as we approach April 15, 1999, when tax returns are due.

Many computer systems in use today cannot recognize, calculate or accurately process date-related information on or after January 1, 2000, due to the manner in which such systems encode the year 2000. We are currently in the final phases of implementing our own Year 2000 readiness plan. As part of our plan, we have updated our own systems to ensure, as much as possible, that they process Year 2000 dates correctly. In addition, we have asked our vendors to keep us informed of the status of their Year 2000 preparations to ensure that their services to The Fund will not be negatively impacted by Year 2000-related problems. While we are taking steps to reduce the risks associated with Year 2000 computer problems, our internal systems and/or the systems of our service providers may still be affected by Year 2000-related problems. Any such problems could adversely affect the Fund. We will continue to keep you informed about our Year 2000 preparations in future reports.

If you would like to learn more about The Fund or monitor its daily NAV, please look at our web-site www.henssler.com. The web-site provides information on our firm, our staff, articles on various financial topics, monthly commentary by me, and other topics. If you would like to receive information on The Fund on a periodic basis please send us your fax number or e-mail address to drgenehenssler.com.

On behalf of your Board of Directors and my staff, we want to thank you for the trust and confidence you have shown us by investing in The Henssler Equity Fund.

Yours very truly,

/s/ Gene W. Henssler
Gene W. Henssler, Ph.D.
Henssler Asset Management, LLC

The Henssler Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
-----------------------------------------------------------------------------

For the Period Ended October 31, 1998*
Increase in Net Assets
Operations:
  Net investment income .............................   $     6,191
  Net realized loss on investments ..................       (15,468)
  Net change in unrealized appreciation on
    investments .....................................         9,517
                                                        -----------
Net increase in net assets resulting from operations            240
                                                        -----------

Increase in net assets from Fund share transactions .     7,367,956
                                                        -----------
Increase in net assets ..............................     7,368,196
Net Assets:
  Beginning of period ...............................             0
                                                        -----------
  End of period .....................................   $ 7,368,196
                                                        ===========

* The Henssler Equity Fund commenced operations on June 10, 1998.

                      See notes to financial statements.

The Henssler Equity Fund
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding from June 10, 1998 through October 31,
1998)
                                                       For the Period
                                                            Ended
                                                       October 31, 1998
                                                         (Unaudited)
                                                       ----------------
Net Asset Value, Beginning of Period ................      $10.00
                                                           ------
  Income From Investment Operations:
  Net investment income .............................        0.01
  Net gains (losses) on securities (both realized and
   unrealized) .......................................      (0.05)
    Total from investment operations ................       (0.04)
                                                           ------
Net Asset Value, End of Period ......................      $ 9.96
                                                           ======
Total Return ........................................       (0.40)%
Ratios/Supplemental Data
  Net assets, end of period (in 000s) ...............      $7,368
  Ratio of expenses to average net assets:
    Before expense reimbursement ....................        1.20%*
    After expense reimbursement .....................        1.20%*
  Ratio of net investment income (loss) to average
   net assets:
    Before expense reimbursement ....................        0.32%*
    After expense reimbursement .....................        0.32%*
  Portfolio turnover rate ...........................           7%

* Annualized

                      See notes to financial statements.

The Henssler Equity Fund
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 1998* (Unaudited)
-----------------------------------------------------------------------------
Investment Income:
  Interest ..........................................   $  3,194
  Dividends .........................................     26,010
                                                        --------
    Total investment income .........................     29,204
                                                        --------
Expenses:
  Investment advisory fees ..........................      9,589
  Administration fee ................................     13,424
                                                        --------
    Total expenses ..................................     23,013
                                                        --------
  Net investment (income) loss ......................      6,191
                                                        --------
Realized gain (loss) on investments:
  Net realized loss on investments ..................    (15,468)
  Net change in unrealized appreciation on
   investments ......................................      9,517
                                                        --------
  Net realized loss .................................     (5,951)
                                                        --------
  Net increase in net assets resulting from
   operations .......................................   $    240
                                                        ========

* The Henssler Equity Fund commenced operations on June 10, 1998.

                      See notes to financial statements.

The Henssler Equity Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)              October 31, 1998
-----------------------------------------------------------------------------
Assets:
Investments, at market (identified cost $7,330,425) .   $7,339,942
Receivables:
  Dividends and interest ............................        4,742
  Fund shares sold ..................................       64,797
                                                        ----------
    Total assets ....................................    7,409,481
                                                        ----------
Liabilities:
  Payables:
    Investment securities purchased .................       34,738
    Accrued expenses ................................        6,547
                                                        ----------
      Total liabilities .............................       41,285
                                                        ----------
Net Assets ..........................................   $7,368,196
                                                        ==========
Net Assets consist of:
  Common stock ......................................   $  739,567
  Additional capital paid -- in .....................    6,628,389
  Undistributed net investment income ...............        6,191
  Accumulated realized loss on investments ..........      (15,468)
  Net unrealized gain on investments ................        9,517
                                                        ----------
Net Assets, for 739,567 shares outstanding ..........   $7,368,196
                                                        ==========
Net Asset Value, offering and redemption price per
 share ..............................................   $     9.96
                                                        ==========

                      See notes to financial statements.

The Henssler Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)                          October 31, 1998
-----------------------------------------------------------------------------
                                                        Shares      Value
                                                        ------      -----
COMMON STOCK -- 98.94%
  FINANCE & INSURANCE -- 18.79%
    Insurance Carriers -- 4.93%
      American International Group, Inc. ............    2,245   $  191,386
      Jefferson Pilot Corp. .........................    2,825      171,619
                                                                 ----------
                                                                    363,005
                                                                 ----------
    Savings, Credit & Other Financial Institutions --
     7.33%
      Fannie Mae ....................................    4,130      292,456
      MBNA Corp .....................................   10,842      247,333
                                                                 ----------
                                                                    539,789
                                                                 ----------
    State, National & Regional Banks -- 6.53%
      Banc One Corp.* ...............................    2,575      125,853
      First Union Corp. .............................    2,285      132,530
      J. P. Morgan & Co. Inc. .......................    1,345      126,766
      Regions Financial Corp. .......................    2,585       95,645
                                                                 ----------
                                                                    480,794
                                                                 ----------
      TOTAL FINANCE & INSURANCE .....................             1,383,588
                                                                 ----------
  MANUFACTURING -- 57.94%
    Apparel -- 0.77%
      St. John Knits, Inc. ..........................    2,815       56,828
                                                                 ----------
    Builder -- 0.54%
      Oakwood Homes Corporation .....................    2,535       39,926
                                                                 ----------
    Chemical & Allied Products -- 0.93%
      PPG Industries, Inc. ..........................    1,195       68,339
                                                                 ----------
    Computer & Office Equipment -- 12.91%
      Applied Materials* ............................    6,150      213,328
      Cisco Systems, Inc. ...........................    2,625      165,375
      Harris Corp. ..................................    2,885      101,155
      Hewlett-Packard Co. ...........................    2,585      155,585
      Honeywell, Inc. ...............................    1,295      103,438
      Intel Corp. ...................................    2,385      212,712
                                                                 ----------
                                                                    951,593
                                                                 ----------

                                      5


    Consumer Products Cosmetics & Toiletries -- 6.16%
      Gillette Co. ..................................    2,610   $  117,287
      Kimberly Clark Corp. ..........................    2,585      124,726
      Procter & Gamble Co. ..........................    2,385      211,967
                                                                 ----------
                                                                    453,980
                                                                 ----------
    Food & Beverage -- 4.11%
      Anheuser-Busch Companies, Inc. ................    2,385      141,758
      Pepsico, Inc. .................................    4,775      161,156
                                                                 ----------
                                                                    302,914
                                                                 ----------
    Furniture, Fixtures & Appliances -- 2.99%
      General Electric Co. ..........................    1,295      113,313
      Newell Co. ....................................    2,435      107,140
                                                                 ----------
                                                                    220,453
                                                                 ----------
    Machinery -- 1.81%
      Deere & Co. ...................................    3,765      133,187
                                                                 ----------
    Misc. Containers -- 1.28%
      Bemis Co. .....................................    2,535       94,112
                                                                 ----------
    Petroleum & Refining & Servicing -- 6.30%
      Mobil Corp. ...................................    2,385      180,515
      Repsol ADR ....................................    1,345       67,250
      Royal Dutch Petroleum Co. .....................    2,480      122,140
      Schlumberger, LTD .............................    1,800       94,500
                                                                 ----------
                                                                    464,405
                                                                 ----------
    Pharmaceutical -- 11.63%
      Abbott Labs ...................................    2,535      118,987
      American Home Products ........................    1,800       87,750
      Amgen, Inc.* ..................................    1,250       98,203
      Bristol-Myers Squibb Co. ......................    1,195      132,122
      Merck & Co. ...................................    1,395      188,674
      Pharmacia & Upjohn, Inc. ......................    1,000       52,938
      Schering Plough Corp. .........................    1,735      178,488
                                                                 ----------
                                                                    857,162
                                                                 ----------
    Precision Instruments & Medical Supplies -- 2.86%
      Johnson & Johnson .............................    2,585      210,678
                                                                 ----------
    Paint & Related Products -- 1.04%
      Valspar Corp. .................................    2,735       76,751
                                                                 ----------

                                      6

    Steel Production -- 1.33%
      Nucor Corporation .............................    2,165   $   98,102
                                                                 ----------
    Telecommunications Equipment -- 1.35%
      Lucent Technologies ...........................    1,245       99,833
                                                                 ----------
    Tobacco -- 1.93%
      Phillip Morris Co. ............................    2,785      142,383
                                                                 ----------
      TOTAL MANUFACTURING ...........................             4,270,646
                                                                 ----------
  SERVICES -- 9.23%
    Automotive -- 1.61%
      Genuine Parts Co. .............................    1,965       61,898
      Paccar, Inc. ..................................    1,300       56,713
                                                                 ----------
                                                                    118,611
                                                                 ----------
    Communications -- 3.13%
      Century Telephone Enterprises .................    1,815      103,115
      Vodafone Group PLC, ADR .......................      945      127,221
                                                                 ----------
                                                                    230,336
                                                                 ----------
    Computer Services -- 3.00%
      Equifax, Inc. .................................    3,380      130,764
      Oracle Corp.* .................................    3,060       90,461
                                                                 ----------
                                                                    221,225
                                                                 ----------
    Fertilizers -- 0.94%
      Potash Corporation of Saskatchewan, Inc. ......    1,000       69,375
                                                                 ----------
    Multimedia -- 0.55%
      The Walt Disney Corp. .........................    1,500       40,406
                                                                 ----------
      TOTAL SERVICES ................................               679,953
                                                                 ----------
  WHOLESALE & RETAIL TRADE -- 12.98%
    Retail Stores -- 9.15%
      Albertson's, Inc. .............................    1,145       63,619
      Dayton Hudson Corp. ...........................    2,635      111,658
      Home Depot, Inc. ..............................    3,480      151,380
      Ross Stores, Inc. .............................    2,585       84,013
      Sysco Corp. ...................................    5,175      139,401
      Walgreen Co. ..................................    2,535      123,422
                                                                 ----------
                                                                    673,493
                                                                 ----------
    Retail Building Materials -- 2.08%
      Vulcan Materials Co. ..........................    1,295      153,619
                                                                 ----------

                                      7


    Wholesale Electronic Equip. & Computers -- 1.75%
      Avnet, Inc. ...................................    2,585   $  128,603
                                                                 ----------
      TOTAL WHOLESALE & RETAIL TRADE ................               955,715
                                                                 ----------
        TOTAL COMMON STOCK (Cost $7,280,385) --
         98.94% .....................................             7,289,902
                                                                 ----------
MISCELLANEOUS ASSETS -- 0.68%
    Star Treasury Fund (Cost $50,040) ...............   50,040       50,040
                                                                 ----------
TOTAL INVESTMENTS (Cost $7,330,425) -- 99.62% .......            $7,339,942
                                                                 ==========
OTHER ASSETS AND LIABILITIES, NET -- 0.38% ..........                28,254
                                                                 ----------
NET ASSETS -- 100.00% ...............................            $7,368,196
                                                                 ==========

*   Non-income producing security.
ADR -- American Depository Receipt

                       See notes to financial statements.

                          The Henssler Equity Fund

NOTES TO THE FINANCIAL STATEMENTS
October 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Henssler Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize long-term capital appreciation and safety of principal. The Fund became effective with the U.S. Securities and Exchange Commission ("SEC") on June 8, 1998 and commenced operations on June 10, 1998.

      The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Henssler Asset Management, LLC (the "Adviser"). Accordingly, no organization costs have been recorded by the Fund.

      The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS

      Transactions in shares of the Fund for the period ended October 31, 1998 were as follows:

                                                         Shares     Amount
                                                         ------     ------
Sold ................................................   744,916   $7,420,229
Redeemed ............................................    (5,349)     (52,273)
                                                        -------   ----------
Net Increase ........................................   739,567   $7,367,956
                                                        =======   ==========

3. INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the five months ended October 31, 1998, were as follows:

Purchases:
      U.S. Government ...............................   $        0
      Other .........................................    7,632,575
Sales:
      U.S. Government ...............................            0
      Other .........................................      336,722

      At October 31, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation ........................................   $ 383,696
(Depreciation) ......................................    (374,179)

Net appreciation on investments .....................       9,517

      At October 31, 1998, the cost of investments for federal income tax purposes was $7,330,425.

4. AGREEMENTS

      The Fund has entered into a Management Agreement with Henssler Asset Management, LLC (the "Adviser") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

      The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Adviser to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to the Fund's daily net assets.

      The Fund and the Adviser have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

      The Fund and the Adviser have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

      Star Bank, N.A., Cincinnati, Ohio serves as custodian for the Fund.

                                   Adviser

                        Henssler Asset Management, LLC
                      1281 Kennestone Circle, Suite 100
                           Marietta, Georgia 30066


                                 Distributor

                        Declaration Distributors, Inc.
                          555 North Lane, Suite 6160
                            Conshohocken, PA 19428


                                  Custodian

                               Star Bank, N.A.
                               Star Bank Center
                              425 Walnut Street
                            Cincinnati, Ohio 45202


             Transfer, Redemption, and Dividend Disbursing Agent

                         Declaration Service Company
                          555 North Lane, Suite 6160
                            Conshohocken, PA 19428


                           Independent Accountants

                       McCurdy & Associates CPA's, Inc.
                              27955 Clemens Road
                             Westlake, Ohio 44145


                                Legal Counsel

                           Kilpatrick Stockton LLP
                            1100 Peachtree Street
                                  Suite 2800
                            Atlanta, Georgia 30309


                This report is not authorized for distribution
                 to prospective investors unless preceded or
                     accompanied by a current prospectus.


                      Semi-Annual Report to Shareholders
                    for the period ended October 31, 1998